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                               i-STAT CORPORATION
                             1985 STOCK OPTION PLAN
                                November 16, 1985
                                  (As amended)


1.       Purpose.

                  The purpose of this plan (the "Plan") is to secure for i-STAT Corporation (the "Company") and its stockholders the benefits arising from capital stock ownership by employees and members of the Board of Directors of, and consultants and advisors to, the Company and its parent and subsidiary corporations, if any, who are expected to contribute to the Company's future growth and success.

2.       Types of Options and Administration.

                  (a) Types of Options. Options granted pursuant to the Plan shall be authorized by action of the Board of Directors of the Company (or a Committee designated by the Board of Directors) and (i) through November 25, 1995, may be either incentive stock options ("Incentive Stock Options") meeting the requirements of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") or non-statutory options which are not intended to meet the requirements of Code Section 422 and (ii) after November 25, 1995, will only be non-statutory options.

                  (b) Administration. The Plan will be administered by the Board of Directors of the Company, whose construction and interpretation of the terms and provisions of the Plan shall be final and conclusive. Except as provided in Subsection 2(c) below, the Board of Directors may in its sole discretion grant options to purchase shares of the Company's Common Stock, par value $.15 per share ("Common Stock"), and authorize the Company to issue shares upon exercise of such options as provided in the Plan. The Board shall have authority, subject to the express provisions of the Plan, to construe the respective option agreements and the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the terms and provisions of the respective option agreements, which need not be identical, to advance the lapse of any waiting or installment periods and exercise dates, and to
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make all other determinations in the judgment of the Board of Directors necessary or desirable for the administration of the Plan. The Board of Directors may correct any defect or supply any omission or reconcile any inconsistency in the Plan or in any option agreement in the manner and to the extent it shall deem expedient to carry the Plan into effect and it shall be the sole and final judgment of such expediency. The foregoing to the contrary notwithstanding, the Board of Directors shall have no discretion with respect to the selection of non-employee directors to receive options under the Plan, the number of shares subject to any such options, the purchase price therefor or the periods during which such options may be exercised, all such matters being determined pursuant to Section 12 below. No director shall be liable for any action or determination taken or made under or with respect to the Plan or to any option in good faith. The Board of Directors may, to the full extent permitted by law, delegate any or all of its powers under the Plan to a committee (the "Committee") appointed by the Board of Directors, and if the Committee is so appointed all references to the Board of Directors in the Plan shall mean and relate to such Committee.

                  (c) Grant of Options to Directors. With respect to the participation in the Plan of any director, his selection as a participant, the timing, the pricing and the number of option shares to be allocated to such director shall be determined either (i) by the Board of Directors, if each member is a "disinterested person" (as hereinafter defined) or (ii) by, or only in accordance with, the recommendations of a committee of two or more directors, each of whom is a disinterested person. For the purposes of the Plan, a director or member of such committee shall be deemed to be "disinterested" only if such person qualifies as a "disinterested person" within the meaning of paragraph
(c)(2)(i) of Rule 16b-3 of the Securities and Exchange Commission (or any successor rule), as such term is interpreted from time to time. Any director to whom an option is awarded shall be ineligible to vote upon his option. Directors of the Company who are not employees of the Company or of any Parent Corporation or Subsidiary ("Outside Directors") shall receive options only in accordance with the provisions of Section 12 below.


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3.       Eligibility.

                  Options shall be granted only to persons who are, at the time of grant, officers, employees or directors of, or consultants or advisors to, (provided, in the case of Incentive Stock Options, such directors or officers are then also employees of) the Company or of any Parent Corporation or Subsidiary (as defined in Section 19 hereof). A person who has been granted an option may, if he or she is otherwise eligible, be granted an additional option or options if the Board of Directors shall so determine.

4.       Stock Subject to Plan.

                  Subject to adjustment as provided in Sections 15 and 16 below, the maximum number of shares of Common Stock of the Company which may be issued and sold under the Plan is 3,000,000 shares. Such shares may be authorized and unissued shares or may be shares issued and thereafter acquired by the Company. If an option granted under the Plan shall expire or terminate for any reason without having been exercised in full, the unpurchased shares subject to such option shall again be available for subsequent option grants under the Plan. Stock issuable upon exercise of an option granted under the Plan may be subject to transfer restrictions, repurchase rights or other restrictions as shall be determined by the Board of Directors.

5.       Option Agreement.

                  As a condition to the grant of an option under the Plan, each recipient of an option shall execute an option agreement not inconsistent with the Plan in such form as the Board of Directors shall determine at the time such option is authorized to be granted. Such agreements need not be identical but shall comply with, and be subject to, the terms and conditions set forth herein.

6.       Purchase Price.

                  The purchase price per share of Common Stock deliverable upon the exercise of an option shall be determined by the Board of Directors on the date such option is authorized to be granted. The "fair market value" of the Company's Common Stock on any date (the "Value Date") shall mean (i) the closing price of the Common Stock, as reported on the National Association of Securities Dealers Automated Quotation System or, if the Common Stock is listed on a


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stock exchange, the principal stock exchange on which the Common Stock is listed, on the last trading day prior to the Value Date for which a closing price is available, or (ii) if the Board of Directors determines, in the exercise of its business judgment, that such closing price does not properly reflect the fair market value of the Common Stock on the Value Date, then such other price as may then be determined in good faith by the Board of Directors. If the Common Stock is not reported on the National Association of Securities Dealers Automated Quotation System or listed on any stock exchange, then the "fair market value" shall be determined in good faith by the Board of Directors. Payment of the exercise price of an option shall be in cash or, in the sole discretion of the Board of Directors, in capital stock of the Company, by the surrender of other options to purchase capital stock of the Company or by any other lawful means. The Company may, in its sole discretion, make loans to an optionee in an amount equal to all or part of the exercise price of options held by such optionee; provided that the grant of a loan on any occasion to one or more optionees shall not obligate the Company to grant loans on any other occasion or to any other optionee.

7.       Option Period.

                  Each option and all rights thereunder shall expire on such date as the Board of Directors shall determine on the date such option is authorized to be granted, but in no event after the expiration of ten years from the day on which the option is granted (or five years in the case of (i) options described in paragraph (c) of Section 11 or (ii) options granted pursuant to paragraphs (a) and (b) of Section 12), and shall be subject to earlier termination as provided in the Plan.

8.       Exercise of Options.

                  Each option granted under the Plan shall be exercisable either in full or in installments at such time or times during such period as shall be set forth in the agreement evidencing such option; provided, however, that (i) no option granted under the Plan shall have a term in excess of ten years from the date of grant (or five years in the case of (x) options described in paragraph (c) of Section 11 or (y) options granted pursuant to paragraphs (a) and (b) of Section 12) and (ii) the periods of time following the optionee's cessation of employment with the Company or service as an Outside Director of or consultant

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or advisor to the Company, or the optionee's death or disability, during which an option may be exercised, as provided in paragraphs (a), (b) and (c) of
Section 10, shall not be included for purposes of determining the number of shares of Common Stock with respect to which an option granted under the Plan may be exercised.

9.       Transfer Restrictions.

                  Except as otherwise approved by the Compensation Committee of the Board of Directors, no option granted under the Plan shall be assignable or transferable by the person to whom it is granted, either voluntarily or by operation of law, except by will or the laws of descent and distribution. Subject to the preceding sentence, during the life of the recipient, the option shall be exercisable only by or on behalf of such person.

10.      Effect of Termination of Employment.

                  No option may be exercised unless, at the time of such exercise, the optionee is, and has been continuously since the date of grant of his or her option, employed by one or more of the Company, a Parent Corporation or a Subsidiary, except that if and to the extent the option agreement or instrument so provides:

                  (a) the option may be exercised within the period of three months after the date the optionee ceases to be employed by or to serve as an Outside Director of or consultant or advisor to any of the foregoing entities (or within such lesser period as may be specified in the option agreement or instrument) for any reason other than death or disability;

                  (b) if the optionee dies while in the employ of, or serving as an Outside Director of or consultant or advisor to, the Company, a Parent Corporation or a Subsidiary or within three months after the optionee ceases to be such an employee, director, consultant or advisor, the option may be exercised by the person to whom it is transferred by will or the laws of descent and distribution within the period of one year after the date of death (or within such lesser period as may be specified in the option agreement or instrument); and

                  (c) if the optionee becomes disabled (within the meaning of Section 22(e)(3) of the Code) while in the employ


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of or while serving as an Outside Director of or consultant or advisor to the
Company, a Parent Corporation or a Subsidiary, the option may be exercised within the period of one year after the date the optionee ceases to be an employee or director of, or consultant or advisor to, any of the foregoing entities because of such disability (or within such lesser period as may be specified in the option agreement or instrument); provided, however, that in no event may any option be exercised after the expiration date of the option. For all purposes of the Plan and any option granted hereunder, "employment" shall be defined in accordance with the provisions of Section 1.421-7(h) of the Income Tax Regulations (or any successor regulations).

11.      Incentive Stock Options.

                  Options granted under the Plan which are intended to be Incentive Stock Options shall be specifically designated as Incentive Stock Options and shall be subject to the following additional terms and conditions:

                  (a) Prior Outstanding Option. No Incentive Stock Option granted under the Plan prior to January 1, 1987 may be exercised whether in whole or in part, while there is outstanding, within the meaning of Section 422A(c)(7) of the Code, prior to its amendment by P.L. 99-514, Section 321(b)(1)(A)-(B), (2), any other option to purchase stock of the Company or a Parent Corporation or Subsidiary (or a predecessor corporation of any thereof) qualifying as an "incentive stock option" under Section 422A(b) of the Code which was granted to the option holder prior to the granting of such Incentive Stock Option.

                  (b)      Dollar Limitation.

                  (i) For Incentive Stock Options granted prior to January 1, 1987, the aggregate fair market value (determined as of the respective date or dates of grant) of the Common Stock for which any employee may be granted Incentive Stock Options under the Plan (and under any other incentive stock option plans of the Company, and any Parent Corporation and Subsidiary) in any one calendar year shall not exceed $100,000, plus any unused limit carryover to such year from each of the three immediately preceding calendar years. For purposes of the preceding limitation, the term "carryover" means, with respect to each calendar year, one-half the amount by which the sum of $100,000


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         exceeds the aggregate fair market value of the Common Stock for which the optionee is granted Incentive Stock Options under the Plan (or under any other incentive stock option plan of the Company, and any Parent Corporation and Subsidiary) in such calendar year, determined as of the date or dates the respective options are granted. Incentive Stock Options granted during any calendar year shall first be applied against the basic $100,000 limitation in effect for such calendar year and then applied against any unused carryovers to such calendar year in the order in which such carryovers arose in prior calendar years.

                  (ii) For Incentive Stock Options granted after December 31, 1986, the aggregate fair market value (determined as of the respective date or dates of the grant) of the Common Stock with respect to which Incentive Stock Options granted to any employee under the Plan (and under any other incentive stock option plans of the Company, and any Parent Corporation and Subsidiary) are exercisable for the first time shall not exceed $100,000 in any one calendar year.

                  (iii) In the event that Section 422 of the Code is amended to alter the limitation set forth therein so that following such amendment such limitation shall differ from the limitation set forth in this paragraph (b), the limitation of this paragraph (b) shall be automatically adjusted accordingly.

                  (c) 10% Stockholder. If any employee to whom an Incentive Stock Option is to be granted under the Plan is at the time of the grant of such option the owner of stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or any Subsidiary, then the following special provisions shall be applicable to the Incentive Stock Option granted to such individual:

                  (i) The purchase price per share of the Common Stock subject to such Incentive Stock Option shall not be less than 110% of the fair market value of one share of Common Stock at the time of grant; and

                  (ii) The option exercise period shall not exceed five years from the date of grant.


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                  Except as modified by the preceding provisions of this Section
11, all the provisions of the Plan shall be applicable to Incentive Stock
Options granted hereunder.

12.      Annual Automatic Grant of Options to Outside
Directors.

                  (a) Annual Automatic Grant of Options to Outside Directors. Each Outside Director shall be granted under the Plan (i) on the date of his or her first election to the Board of Directors of the Company, non-statutory options to purchase up to 10,000 shares of Common Stock and (ii) on the date of each annual meeting of the Company's stockholders at which such Outside Director is re-elected to the Board of Directors, non-statutory options to purchase up to 4,000 shares of Common Stock.

                  (b) Additional Automatic Grant of Options to Outside Director Serving as Chairman of the Board of Directors. An Outside Director first elected as Chairman of the Board of Directors (the "Chairman"), effective as of May 11, 1994, shall be granted under the Plan (i) on the date of his or her first election as Chairman, in addition to such Outside Director's grant pursuant to
Section 12(a)(i) above, non-statutory options to purchase up to 15,000 shares of Common Stock and (ii) on each date following his or her re-election by the stockholders of the Company as an Outside Director on which he or she is re-elected by the Board of Directors as Chairman, in addition to such Outside Director's grant pursuant to Section 12(a)(ii) above, non-statutory options to purchase up to 6,000 shares of Common Stock.

                  (c) Terms and Conditions of Options. Any option granted to an Outside Director pursuant to this Section 12 shall be exercisable over a three year period with respect to the following percentages of the number of shares originally underlying such option (i) 50% after the first anniversary of the date of grant and (ii) an additional 25% after each of the second and third anniversaries of the date of grant, in each case at a purchase price equal to the fair market value of such Common Stock, as defined in Section 6 above, on the date of grant. Each such option shall expire five years after the date of grant and shall be subject to earlier termination as provided in Section 10 above.

                  (d) Plan Applicable. Except as set forth in this Section 12, all the provisions of the Plan shall be


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applicable to options granted to Outside Directors hereunder.

                  (e) Limitation. This Section 12 shall apply only to options granted to Outside Directors on or after May 19, 1993 and shall not affect the validity of the terms and conditions of any options granted to Outside Directors under the Plan before such date.

                  (f) Self-Operative Provision. This Section 12 is intended to be self-operative to the maximum extent consistent with prudent business practice. Under no circumstances shall any person exercise discretion with respect to designating the recipient of an option granted hereunder, or the date of grant, exercisability or purchase price of an option granted hereunder.

                  (g) Amendments to Section 12. This Section 12 shall not be amended more than once every six months, other than to comport with changes in the Internal Revenue Code, the Employee Retirement Income Security Act, or the rules thereunder.

13.      General Restrictions.

                  (a) Investment Representations. The Company may require any person to whom an option is granted, as a condition of exercising such option, to give written assurances in substance and form satisfactory to the Company to the effect that such person is acquiring the Common Stock subject to the option for his own account for investment and not with any present intention of selling or otherwise distributing the same, and to such other effects as the Company deems necessary or appropriate in order to comply with federal and applicable state securities laws.

                  (b) Compliance With Securities Laws. Each option shall be subject to the requirement that, if at any time counsel to the Company shall determine that the listing, registration or qualification of the shares subject to such option upon any securities exchange or under any state or federal law, or the consent or approval of any governmental or regulatory body, is necessary as a condition of, or in connection with, the issuance or purchase of shares thereunder, such option may not be accepted or exercised in whole or in part unless such listing, registration, qualification, consent or approval shall have been effected or obtained on conditions acceptable to the


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Board of Directors. Nothing herein shall be deemed to require the Company to apply for or to obtain such listing, registration or qualification.

14.      Rights as a Stockholder.

                  The holder of an option shall have no rights as a stockholder with respect to any shares covered by the option until the date of issue of a stock certificate to him or her for such shares. Except as otherwise expressly provided in the Plan, no adjustment shall be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

15.      Recapitalization.

                  In the event that the outstanding shares of Common Stock of the Company are changed into or exchanged for a different number or kind of shares or other securities of the Company by reason of any recapitalization, reclassification, stock split, stock dividend, combination or subdivision, appropriate adjustment shall be made in the number and kind of shares available under the Plan and under any options granted under the Plan. Such adjustment to outstanding options shall be made without change in the total price applicable to the unexercised portion of such options, and a corresponding adjustment in the applicable option price per share shall be made. No such adjustment shall be made which would, within the meaning of any applicable provisions of the Code, constitute a modification, extension or renewal of any option or a grant of additional benefits to the holder of an option.

16.      Reorganization or Change in Control of the Company.

                  (a) Reorganization. In case (i) the Company is merged or consolidated with another corporation and the Company is not the surviving corporation, (ii) all or substantially all of the assets or more than 50% of the outstanding voting stock of the Company is acquired by any other corporation or
(iii) of a reorganization or liquidation of the Company, the Board of Directors of the Company, or the board of directors of any corporation assuming the obligations of the Company, shall, as to outstanding options, either (x) make appropriate provision for the protection of any such outstanding options by the substitution on an equitable basis of appropriate stock of the Company, or of the merged, consolidated or otherwise


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reorganized corporation which will be issuable in respect of the shares of
Common Stock of the Company, provided that no additional benefits shall be conferred upon optionees as a result of such substitution, and the excess of the aggregate fair market value of the shares subject to the options immediately after such substitution over the purchase price thereof is not more than the excess of the aggregate fair market value of the shares subject to the option immediately before such substitution over the purchase price thereof, or (y) upon written notice to the optionees, provide that all unexercised options must be exercised within a specified number of days of the date of such notice or they will be terminated. In any such case, the Board of Directors may, in its discretion, accelerate the exercise dates of outstanding options; provided, however, that paragraph (b) shall govern acceleration of options with respect to the events described in clauses (i), (ii) and (iii) of such paragraph.

                  (b) Change in Control. In case of (i) any consolidation or merger involving the Company if the shareholders of the Company immediately before such merger or consolidation do not own, directly or indirectly, immediately following such merger or consolidation, more than fifty percent (50%) of the combined voting power of the outstanding voting securities of the corporation resulting from such merger or consolidation in substantially the same proportion as their ownership of the shares of Common Stock immediately before such merger or consolidation; (ii) any sale, lease, license, exchange or other transfer (in one transaction or a series of related transactions) of all, or substantially all, of the business and/or assets of the Company or assets representing over 50% of the operating revenue of the Company; or (iii) any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act")) who is not, on April 21, 1995, a "controlling person" (as defined in Rule 405 under the Securities Act of 1933, as amended) (a "Controlling Person") of the Company shall become (x) the beneficial owner (within the meaning of Rule 13d-3 under the Exchange Act) of over 50% of the Company's outstanding Common Stock or the combined voting power of the Company's then outstanding voting securities entitled to vote generally or (y) a Controlling Person of the Company, all outstanding options, regardless of the date of grant of such options, shall immediately become exercisable with respect to 100% of the Common Stock subject to such options.

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17.      No Special Employment Rights.

                  Nothing contained in the Plan or in any option granted under the Plan shall confer upon any option holder any right with respect to the continuation of his or her employment by the Company (or any Parent Corporation or Subsidiary) or interfere in any way with the right of the Company (or any Parent Corporation or Subsidiary), subject to the terms of any separate employment agreement to the contrary, at any time to terminate such employment or to increase or decrease the compensation of the option holder from the rate in existence at the time of the grant of an option. Whether an authorized leave of absence, or absence in military or government service, shall constitute termination or cessation of employment for purposes of this Plan shall be determined by the Board of Directors.

18.      Other Employee Benefits.

                  The amount of any compensation deemed to be received by an employee as a result of the exercise of an option or the sale of shares received upon such exercise will not constitute "earnings" with respect to which any other employee benefits of such employee are determined, including without limitation benefits under any pension, profit sharing, life insurance or salary continuation plan.

19.      Definition of Subsidiary and Parent Corporation.

                  (a) Subsidiary. The term "Subsidiary" as used in the Plan

shall mean any corporation in an unbroken chain of corporations beginning with the Company if each of the corporations other than the last corporation in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain. For purposes of grants of non-statutory stock options only, the term "Subsidiary" shall also mean any partnerships or limited partnerships for which the Company or any Subsidiary controls 50% or more of the voting power of such partnership or limited partnership, or any corporation in an unbroken chain of Subsidiaries if each of the Subsidiaries other than the last Subsidiary in the unbroken chain either owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations or controls 50% or more of the voting power of any such partnership or limited partnership in such chain.


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                  (b) Parent Corporation. The term "Parent Corporation" as used in the Plan shall mean any corporation (other than the Company) in an unbroken chain of corporations ending with the Company if each of the corporations other than the Company owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in such chain.

20.      Amendment of the Plan.

                  The Board of Directors may at any time and from time to time modify or amend the Plan in any respect, except that without the approval of the stockholders of the Company, the Board of Directors may not (a) materially increase the benefits accruing to individuals who participate in the Plan, (b) materially increase the maximum number of shares which may be issued under the Plan (except for permissible adjustments provided in the Plan), or (c) materially modify the requirements as to eligibility for participation in the Plan. The termination or any modification or amendment of the Plan shall not, without the consent of an optionee, affect his or her rights under an option previously granted to him or her. With the consent of the optionee affected, the Board of Directors may amend outstanding option agreements in a manner not inconsistent with the Plan. The Board of Directors shall have the right to amend or modify the terms and provisions of the Plan and of any outstanding Incentive Stock Options granted under the Plan to the extent necessary to qualify any or all such options for such favorable federal income tax treatment (including deferral of taxation upon exercise) as may be afforded incentive stock options under Section 422 of the Code.

21.      Withholding.

                  The Company's obligation to deliver shares upon the exercise of any option granted under the Plan shall be subject to the optionee's satisfaction of all applicable federal, state and local income and employment tax withholding requirements.

22.      Effective Date and Duration of the Plan.

                  (a) Effective Date. The Plan shall become effective when adopted by the Board of Directors, but no Incentive Stock Option granted under the Plan shall become exercisable unless and until the Plan shall have been


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
approved by the Company's stockholders. If such stockholder approval is not obtained within twelve months after the date of the Board's adoption of the Plan, any Incentive Stock Options previously granted under the Plan shall terminate and no further Incentive Stock Options shall be granted. Subject to this limitation, options may be granted under the Plan at any time after the effective date and before the date fixed for termination of the Plan.

                  (b) Termination. The Plan shall terminate upon the earlier of
(i) the close of business on November 25, 2005 or (ii) the date on which all shares available for issuance under the Plan shall have been issued pursuant to the exercise or cancellation of options granted under the Plan. If the date of termination is determined under (i) above, then options outstanding on such date shall continue to have force and effect in accordance with the provisions of the instruments evidencing such options.

                                            Adopted on November 26, 1985 and
                                            amended on July 2, 1986 by the Board
                                            of Directors, and approved by the
                                            stockholders as of September 2,
                                            1986; amended on October 16, 1986 by
                                            the Board of Directors (no
                                            stockholder action required);
                                            amended on February 4, 1987 by the
                                            Board of Directors and approved by
                                            the stockholders as of March 31,
                                            1987; amended on December 8, 1987 by
                                            the Board of Directors and approved
                                            by the stockholders as of January 1,
                                            1988; amended on August 15, 1989 by
                                            the Board of Directors and approved
                                            by the stockholders as of August 15,
                                            1989; amended on December 20, 1991
                                            by the Board of Directors and
                                            approved by the stockholders as of
                                            January 21, 1992; amended on
                                            December 3, 1992 by the Board of
                                            Directors; amended on February 17,
                                            1993 by the Board of Directors, and
                                            approved by the stockholders on May
                                            19, 1993; amended on May 19, 1993 by
                                            the Board of Directors; amended on
                                            October 19, 1994 and April 21,

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
                                            1995 by the Board of Directors, and
                                            approved by the stockholders on June
                                            23, 1995; amended on April 23, 1997
                                            by the Board of Directors (no
                                            stockholder action required);
                                            amended on February 3, 1998 by the
                                            Board of Directors (no stockholder
                                            action required).


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